UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 10, 2003


                         Magellan Petroleum Corporation
             (Exact Name of registrant as specified in its charter)

            Delaware                       1-5507                 06-0842255
----------------------------------   ------------------   ------------------
   (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)               File Number)        Identification No.)


                     P.O. Box 1146, Madison, CT 06443-1146
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.           Other Events and Regulation FD Disclosure

         On September 10, 2003, Magellan Petroleum Corporation (the "Company") issued a press release announcing that it has entered into a settlement agreement with the litigants in the Kotaneelee litigation.

         A copy of the Company's press release dated September 10, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         (a) Exhibits.

                  Exhibit No.    Exhibit

                  99.1           Company Press Release, dated September 10,2003.



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                            (Registrant)


                                            By /s/ James R. Joyce
                                               ---------------------------------
                                                 Name: James R. Joyce
                                                 Title:   President


Date:  September 10, 2003